UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 22, 2019

Liberty Property Trust

Liberty Property Limited Partnership

(Exact Name of Registrant Specified in Charter)

Maryland Pennsylvania (State or Other Jurisdiction of Incorporation)	1-13130 1-13132 (Commission File Number)	23-7768996 23-2766549 (I.R.S. Employer Identification No.)

650 East Swedesford Road Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 648-1700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.          Other Events

On January 22, 2019, Liberty Property Trust (the “Trust”), through its limited partnership subsidiary, Liberty Property Limited Partnership (the “Operating Partnership”, and together with the Trust, the “Transaction Entities”), priced a public offering (the “Offering”) of $350,000,000 principal amount of the Operating Partnership’s 4.375% Senior Notes due 2029 (the “Notes”).  In connection with the Offering, the Transaction Entities entered into an Underwriting Agreement with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives for the several underwriters named therein, that provides for the issuance and sale of the Notes by the Operating Partnership.  The Notes are registered under the Securities Act of 1933, as amended, pursuant to the Automatic Shelf Registration Statement on Form S-3 (File No. 333-217495-01), filed by the Transaction Entities with the Securities and Exchange Commission (the “Commission”) on April 27, 2017 (the “Registration Statement”).  The terms of the Notes are governed by a senior indenture, dated September 22, 2010, between the Operating Partnership and U.S. Bank National Association, as trustee (the “Original Base Indenture”), as supplemented and amended by the Seventh Supplemental Indenture dated as of April 27, 2017 between the Partnership and the Trustee (the “Seventh Supplemental Indenture” and, the Original Base Indenture, as supplemented and amended by the Seventh Supplemental Indenture, the “Base Indenture”),  as supplemented and amended by a supplemental indenture thereto, to be dated January 25, 2019 (the “Eighth Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

A copy of the Original Base Indenture was previously filed as Exhibit 4.3 to the Post Effective Amendment No. 1 (“Amendment No. 1”) to the Registration Statement on Form S-3 (Commission File No. 333-150737-01), filed by the Transaction Entities with the Commission on September 22, 2010.  A copy of the Seventh Supplemental Indenture was previously filed as Exhibit 4.4 to the Registration Statement.  Copies of the Underwriting Agreement, the form of Global Note and the form of Eighth Supplemental Indenture are filed as Exhibits 1.1, 4.1 and 4.2 hereto, respectively, and are incorporated by reference herein.  The summaries of the Underwriting Agreement, the Notes and the Indenture in this Current Report on Form 8-K do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1 and 4.2 to this Current Report on Form 8-K, to Exhibit 4.3 to Amendment No. 1 and to Exhibit 4.4 to the Registration Statement.

As the Operating Partnership has disclosed in prior reports under the Securities Exchange Act of 1934, as amended, the Operating Partnership from time to time enters into interest rate swap agreements and other interest rate hedging contracts.  In October and November of 2018, in anticipation of conducting an offering of senior notes, the Operating Partnership entered into two interest rate lock agreements tied to the U.S. treasury rate.  These agreements were settled prior to the consummation of the Offering for an aggregate cost to the Operating Partnership of $5.7 million.

Item 9.01. Financial Statements and Exhibits.

(d)                Exhibits.

Exhibit Number	Exhibit Title

1.1

Underwriting Agreement, dated January 22, 2019, by and among Liberty Property Trust, Liberty Property Limited Partnership and Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

4.1	Form of Global Note Representing $350,000,000 Principal Amount of 4.375% Senior Notes due 2029

4.2	Form of Eighth Supplemental Indenture between Liberty Property Limited Partnership and U.S. Bank National Association, as trustee

5.1	Opinion of Morgan, Lewis & Bockius LLP regarding the validity of the Notes

8.1	Opinion of Cozen O’Connor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

	By:	/s/ Christopher J. Papa
		Name:	Christopher J. Papa
		Title:	Executive Vice President and
Chief Financial Officer

LIBERTY PROPERTY
LIMITED PARTNERSHIP

	By:	Liberty Property Trust, its sole
General Partner

	By:	/s/ Christopher J. Papa
		Name:	Christopher J. Papa
		Title:	Executive Vice President and
Chief Financial Officer

Dated: January 24, 2019

[Form 8-K]